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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                   May 5, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


          MARYLAND                      000-50398              20-0118736
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


                               8 SOUND SHORE DRIVE
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


                  EXHIBIT NO.           DESCRIPTION
                  -----------           -----------
                  99.1                  Press release dated May 5, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2004, the Company issued a press release announcing its dividend for the quarter ending June 30, 2004. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 5, 2004                           TECHNOLOGY INVESTMENT CAPITAL CORP.


                                            By: /s/ Saul B. Rosenthal
                                                --------------------------------
                                                Saul B. Rosenthal
                                                Chief Operating Officer